Exhibit 32.2

Certification of the Principal Financial Officer

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, Ke Chen, the Chief Financial Officer of Emeren Group Ltd (the “Company”), hereby certify, that, to my knowledge:

1.

The Annual Report on Form 10-K for the year ended December 31, 2023 (the “Report”) of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: July 31, 2024

By:	/s/ Ke Chen
Name:	Ke Chen
Title:	Chief Financial Officer (Principal Financial Officer)